FIRST AMENDMENT TO
          MORRISON INCORPORATED 1987 STOCK BONUS AND
                NON-QUALIFIED STOCK OPTION PLAN


     THIS AMENDMENT is made the 25th day of September, 1990, by MORRISON INCORPORATED, a corporation organized and doing business under the laws of the State of Delaware (the "Company");

                     W I T N E S S E T H:

     WHEREAS, the Company has previously adopted the Morrison Incorporated 1987 Stock Bonus and Non-Qualified Stock Option Plan, effective November 30, 1986 (the "Plan"); and

     WHEREAS, the Company desires to amend the Plan to clarify the procedure for determining the price of the shares of Company stock subject to options issued under the Plan and for other reasons;

     NOW, THEREFORE, the Plan is hereby amended, effective as of September 25, 1990, as follows:

                              1.

     Section 2 of the Plan shall be amended by deleting Subsection (a) in its entirety and by substituting therefor the following:

               "(a) to determine which eligible employees described in Section 3 below (the "Eligible
          Employees") may purchase shares of Company common stock, $.01 par value (the "Shares"), from the Company and the maximum value of Shares each Eligible
          Employee may purchase."

                              2.

     Section 2 of the Plan also shall be amended by deleting from Subsection
(b) thereof the phrase "with a portion of their cash bonuses."

                              3.

     Section 5 of the Plan shall be amended by deleting the phrase "with Cash Bonuses" from the heading and by deleting the first paragraph thereof and by substituting therefor the following:

               "Each year the Committee shall decide which employees who are awarded cash bonuses by the Company will be Eligible Employees. Each Eligible Employee will receive notification of his eligibility on a form substantially similar to the form attached hereto as Exhibit B. The notification also will inform the Eligible Employee of the maximum value of Shares he may purchase from the Company at their fair market value on the date designated in the notification. Shares may be purchased at any time within thirty (30) days commencing with the date designated by the Committee (the "Offer Period"). No later than the expiration day of the Offer Period, each Eligible Employee who desires to purchase Shares shall notify the Company by filing an irrevocable election with the Company on a form substantially similar to the form also contained in Exhibit B specifying the value of Shares he desires to purchase and the manner of payment. For all purposes under the Plan, the date of purchase of the Shares shall be the day the election form is delivered to the Company. Payment for the Shares shall be made no later than the day on which the Offer Period expires and may be made in cash or, if the Eligible Employee is not a person required by Section 16(a) of the Securities Exchange Act of 1934 to file reports with respect to the common stock of the Company, with shares of previously owned common stock of the Company, or any combination thereof. The Company will not be obligated to sell fractional Shares but may round the number of Shares to be purchased down to the next whole number."

                              4.

     Section 5 of the Plan also shall be amended by deleting the last paragraph and by substituting therefor the following:

               "The Shares may not be sold, transferred, conveyed or pledged by the Eligible Employee for three (3) years after the date on which they were purchased and issued to him, except to the extent that these restrictions on transfers are waived by the Committee. A legend to this effect shall be placed on the Share certificates. An Eligible Employee may, subsequent to the purchase and issuance of the Shares, request the Committee to waive the restrictions on transfer. As a condition to granting this request, the Committee may require the Eligible Employee to accept a reduction in the number of Shares subject to the Option granted pursuant to
          Section 6 equal to three (3) times the aggregate number of Shares issued to the Eligible Employee pursuant to the provisions of Section 5 multiplied by a fraction, the numerator of which is the number of Shares for which the restrictions on transfer will not be waived and the denominator of which is three
          (3) times the number of Shares purchased by and issued to the Eligible Employee pursuant to this
          Section 5. In the event of any transfer, conveyance or pledge of the Shares during the period the restrictions on transfer are applicable that is effected without the consent of the Committee, the reduction in the number of Shares subject to the Option granted pursuant to Section 6 will occur automatically as of the date of that transfer, conveyance or pledge. If an Eligible Employee terminates employment with or retires from the Company prior to the time restrictions on transfer lapse, then the restrictions on transfer automatically shall be deemed to have been waived by the Committee effective as of the time of termination or retirement."

                              5.

     Section 6 of the Plan is hereby amended by deleting the first paragraph thereof and by substituting therefor the following:

               "Each Eligible Employee who elects to purchase Shares, as described in Section 5 above, shall be granted an option to purchase Shares in an amount equal to three (3) times the aggregate number of Shares issued to him under the provisions of Section 5 above, subject to reduction if the restrictions on transfer described in Section 5 are waived."

                              6.

     Section 6 of the Plan is hereby amended by deleting the existing Subsection (b) thereof and by substituting therefor the following:

               "(b) state the option price which shall be the fair market value of the Shares as of the date designated by the Committee, which fair market value shall be determined in accordance with Section 5(i),
          (ii) or (iii) of the Plan;"

                              7.

     Section 6 of the Plan also is hereby amended by deleting from Subsection
(h) thereof the following:

          ", reducing the resultant product by the number of Shares which the Eligible Employee has previously purchased under the Option".

                              8.

     Section 7 of the Plan shall be amended by deleting therefrom the phrase:
"equal in value to fifteen (15%) percent of the fair market value of Shares an Eligible Employee has elected to purchase,".

     Except as specifically amended by this First Amendment, the Plan shall remain in full force and effect as prior to this First Amendment.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on the day and year first above written.

                     MORRISON INCORPORATED


                              By:  /s/ E. E. Bishop

                            Title: Chief Executive Officer

ATTEST:


/s/ Pfilip G. Hunt

Title:Secretary

     [CORPORATE SEAL]

           SECOND AMENDMENT TO MORRISON INCORPORATED
     1987 STOCK BONUS AND NON-QUALIFIED STOCK OPTION PLAN


   THIS SECOND AMENDMENT is made as of the 27th day of June, 1991, by MORRISON INCORPORATED, a corporation organized and doing business under the laws of the State of Delaware (the "Company");

                     W I T N E S S E T H:

   WHEREAS, the Company has previously adopted the Morrison Incorporated 1987 Stock Bonus and Non-Qualified Stock Option Plan, effective November 30, 1986 (the "Plan"); and

   WHEREAS, the Company desires to amend the Plan to clarify certain transferability and exercisability provisions under the Plan; and

   WHEREAS, the Board of Directors of the Company has approved the adoption of the amendment contained herein;

   NOW, THEREFORE, the Plan is hereby amended, effective as of June 27, 1991, by adding the following as the new second paragraph to Plan Section 5:

         "The right to make the election to purchase may not be transferred other than to the extent specifically permitted by the will of the Eligible Employee or the laws of descent and distribution, and, in any event, the election may be made during the lifetime of the Eligible Employee only by the Eligible Employee or by his guardian or by his legal representative."

   Except as specifically amended by this Second Amendment, the Plan shall remain in full force and effect as prior to this Second Amendment.

   IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed as of the day and year first above written.

                     MORRISON INCORPORATED


                              By:   /s/ E. E. Bishop

                            Title:  Chairman of the Board
                                       and Chief Executive Officer

ATTEST:

/s/ Pfilip G. Hunt

Title:Secretary

   [CORPORATE SEAL]

                    THIRD AMENDMENT TO THE
            MORRISON INCORPORATED 1987 STOCK BONUS
              AND NON-QUALIFIED STOCK OPTION PLAN


   THIS THIRD AMENDMENT, made this 31 day of March, 1993, by Morrison Restaurants Inc., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company");

                     W I T N E S S E T H:

   WHEREAS, the Company maintains the Morrison Incorporated 1987 Stock Bonus and Non-Qualified Stock Option Plan under an indenture which became effective as of November 30, 1986 and which was last amended by an indenture dated as of June 27, 1991 (the "Plan"); and

   WHEREAS, the Company desires to amend the Plan to provide for the extension of option periods in favor of certain optionees under certain circumstances; and

   WHEREAS, the Board of Directors of the Company has duly approved and authorized this amendment to the Plan;

   NOW, THEREFORE, the Company does hereby amend the Plan, effective immediately, as follows:


1. By substituting for all Plan references to the "Morrison Incorporated 1987 Stock Bonus and Non-Qualified Stock Option Plan" the title "Morrison Restaurants Inc. 1987 Stock Bonus and Non-Qualified Stock Option Plan."

2. By deleting the first sentence of Plan Section 2 and by substituting therefor the following:

   "The Plan shall be administered by a committee of not less than three (3) members of the Board of Directors of the Company who shall be appointed by the Board (the "Committee"); provided, however, that, as to any Eligible Employee who is not a `reporting person' for purposes of Section 16 of the Securities Exchange Act of 1934, the Committee may delegate to any member of the Board of Directors of the Company the authority contemplated by Plan Section 6(j)."

3. By deleting Plan Section 6(g) and by substituting therefor the following:

      "(g) provide that if the employment of the Eligible Employee terminates prior to the fifth (5th) anniversary of the date of the grant of the Option, the Option shall terminate at that time, except as provided in Sections 6(h), (i) and (j) below;".


4. By deleting the period at the end of Plan Section 6(i) and by substituting therefor a semi-colon.

5. By adding a new Plan Section 6(j) as follows:

      "(j) Notwithstanding anything to the contrary in this Section 6, the term of any Option previously granted under the terms of the Plan to an Eligible Employee who suffers a termination of employment for any reason may be extended by the Committee in its sole discretion for any period not longer than the original option term, as determined pursuant to Plan
   Section 6(d)."

   Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to the adoption of this Third Amendment.

   IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed on the day and year first above written.

                  MORRISON RESTAURANTS INC.


                  By: /s/ Samuel E. Beall, III


                  Title: President & Chief Executive Officer
ATTEST:


By: /s/ Pfilip G. Hunt

Title: Sr. Vice President,
      General Counsel & Secretary

   (CORPORATE SEAL)